Exhibit 10.3

Exhibit 10.3

June  24,  2002

Mr.  Larry  G.  Martin
3154  Clan  Alpine
Sparks,  Nevada
89434
U.S.A.

Dear Mr. Martin:

BigInning Ventures, Inc. has requested a six (6) month lease extension on the Oopa claim (Property) for a consideration of $1,500 (U.S. funds). The amount of $1,500 is offered for the extension in lieu of the $10, 000 (U.S. funds) first anniversary payment (re: recital A, effective date June 30, 2001; and recital G, item number one).

The extension does not modify the lease in any manner. The first anniversary payment of $10,000 (U.S. funds) would be due to Larry G. Martin (Lessor) on or before December 31, 2002. Provided the lease extension terms are in agreement to Mr. Larry G. Martin (Lessor), BigInning Ventures, Inc. (Lessee) request your signature. A bank draft for $1,500 (U.S. funds) will be issued and couriered to your address upon receipt of the signed copy.

/s/ Martin Lehn
Martin Lehn
President

/s/  Larry  G.  Martin        June 28, 2002  /s/ Martin Lehn             6-24-02
Larry  G.  Martin  (Lessor)         Date     Martin  Lehn,  President      Date
                                             BigInning  Ventures, Inc.
                                             (Lessee)

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